UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                          July 25, 1997 (July 25, 1997)
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                Date of Report (Date of earliest event reported)



                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



           New Jersey                   0-11201                22-1642321
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   (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)



            41 Fairfield Place, West Caldwell, New Jersey 07006-6287
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (201) 575-1300
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
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         Registrant's press release dated July 25, 1997 is filed herewith as
Exhibit 20 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits.
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             20.      Press Release of Registrant dated July 25, 1997.



                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MERRIMAC INDUSTRIES, INC.
                                            --------------------------
                                                   (Registrant)


                                            By  /s/Mason N. Carter
                                              --------------------------------
                                              Mason N. Carter
                                              President and Chief Executive
                                              Officer


Date:  July 25, 1997

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                                  EXHIBIT INDEX


                                                               Sequentially
Exhibit                                                       Numbered Page
-------                                                       -------------


   20.   Press Release of Registrant dated
         July 25, 1997.